UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

Bowman Consulting Group Ltd.

(Exact name of registrant as specified in its charter)

Delaware	001-40371	54-1762351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12355 Sunrise Valley Drive, Suite 520

Reston, Virginia 20191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (703) 464-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	BWMN	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 17, 2026, Robert Hickey notified Bowman Consulting Group Ltd. (“Bowman” or the “Company”) of his planned retirement from the Company, effective as of December 31, 2026, and his resignation as Chief Legal Officer, Secretary and Executive Vice-President of the Company effective as of May 1, 2026. For the period between Mr. Hickey’s resignation as Chief Legal Officer, Secretary and Executive Vice President and his retirement on December 31, 2026, Mr. Hickey has agreed to serve as a Senior Legal Advisor to the Company with no change to Mr. Hickey’s compensation or benefits for the remaining term of his employment. Mr. Hickey’s retirement and resignation is not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Mr. Hickey’s retirement and resignation, the Company and Mr. Hickey executed a letter agreement (the “Hickey Letter Agreement”) which, among other matters, contained information regarding Mr. Hickey’s ineligibility to participate in the Company’s Short Term Incentive Plan for 2026, his entitlement to a one-time cash award on December 31, 2026, and the vesting of previously granted restricted share awards and performance share unit awards upon his retirement.

The foregoing description of the Hickey Letter Agreement is not complete and is qualified in its entirety by reference to the full text of the Hickey Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The Board of Directors has appointed Elizabeth Abdoo, who joined the Company in October 2020 and has been serving as Senior Legal Advisor, as Chief Legal Officer and Secretary of the Company effective May 1, 2026. Ms. Abdoo previously served for more than 18 years as General Counsel and Corporate Secretary of Host Hotels & Resorts, Inc. (NASDAQ:HST), an S&P 500 company and the nation’s largest lodging real estate investment trust.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Hickey Letter Agreement, dated April 17, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWMAN CONSULTING GROUP LTD.

Date: April 17, 2026	By:	/s/ Bruce Labovitz
Bruce Labovitz
Chief Financial Officer